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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 25, 2005
                                                    ---------------------------

                               THE SCOTTS COMPANY
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             (Exact name of registrant as specified in its charter)

                  OHIO                                  1-13292                                     31-1414921
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     (State or other jurisdiction                     (Commission                                 (IRS Employer
            of incorporation)                         File Number)                              Identification No.)

14111 SCOTTSLAWN RD MARYSVILLE, OHIO                                                                   43041
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   (Address of principal executive offices)                                                         (Zip Code)

                                 (937) 644-0011
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.                 Results of Operation and Financial Condition.
---------                  ---------------------------------------------

                  On January 25, 2005, The Scotts Company issued a News Release concerning information regarding its results of operations and financial condition for the three month period ended January 1, 2005. The News Release is attached hereto as Exhibit 99.1.

                  The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) adjusted net loss, (2) adjusted diluted loss per share, (3) EBITDA and (4) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders. As to adjusted net loss, adjusted EBITDA and adjusted diluted loss per share, the excluded items are costs or gains for discrete projects or transactions related to the closure, downsizing or divestiture of certain operations that are apart from and not indicative of the results of the operations of the business. Also excluded from adjusted net loss and adjusted diluted loss per share are the costs incurred to refinance the long term debt of The Scotts Company. EBITDA and adjusted EBITDA are provided as a convenience to the Registrant's lenders because EBITDA is a component of certain debt compliance covenants. The Registrant makes no representation or assertion that EBITDA or adjusted EBITDA are indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to loss from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for loss from operations.


Section 9 Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

               (a) Financial Statements of business acquired

                   Not applicable

               (b) Pro Forma Financial Information

                   Not applicable

               (c) Exhibits:

                   Exhibit No.      Description
                   -----------      -----------

                      99.1          News Release issued on January 25, 2005


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE SCOTTS COMPANY



                                 By: /s/ Christopher L. Nagel
                                     ----------------------------
                                     Christopher L. Nagel
                                     Executive Vice President and
                                     Chief Financial Officer


Date:  January 25, 2005



                                 Exhibit Index

           Exhibit No.      Description
           -----------      -----------

              99.1          News Release issued on January 25, 2005